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                                                                  EXHIBIT 10.23

                                                                  EXECUTION COPY

                      WAIVER NO. 1 UNDER THE LOAN DOCUMENTS

          WAIVER dated as of December 30, 1999 to the Amended and Restated Credit Agreement dated as of March 24, 1999 (the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("B OF A"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and B of A, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Waiver have the same meanings as specified therefor in the Credit Agreement.

          PRELIMINARY STATEMENT: The Borrower has requested that the Lender Parties agree to waive the requirement set forth in Section 5.04(a) of the Credit Agreement that the Borrower maintain a Leverage Ratio of not more than 5.75:1 at all times during the period commencing on December 31, 1999 and ending on March 30, 2000. The Lender Parties have indicated their willingness to agree to so waive the requirements of Section 5.04(a) of the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. CONDITIONAL WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. Any and all requirements of the Borrower to comply with Section 5.04(a) of the Credit Agreement are, solely for the period commencing on December 31, 1999 and ending on February 15, 2000 (the "WAIVER TERMINATION DATE"), waived by the Lender Parties. On the Waiver Termination Date, without any further action by or notice to or from any of the Agents or any of the Lender Parties, all of the terms and provisions set forth in the Loan Documents with respect to the requirements of Section 5.04(a) of the Credit Agreement that are waived under this Section 1 and not modified or further waived prior to such time shall be and become in full force and effect, and the Agents and the other Secured Parties shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any and all such requirements as though no waiver had been granted under this Section 1.

          SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS WAIVER. This Waiver shall become effective as of the first date (the "WAIVER EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received counterparts of this Waiver executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Waiver.

          (b) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Waiver Effective Date, after giving effect to this Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Waiver Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f)

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                                        2

     and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Waiver Effective Date).

          (c) After giving effect to Section 1 of this Waiver, no event shall have occurred and be continuing or shall result from the effectiveness of this Waiver that constitutes a Default.

          (d) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) shall have been paid in full.

The effectiveness of this Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Waiver Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as modified by the waiver specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Waiver in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 7. GOVERNING LAW. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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                                        3

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                               THE BORROWER

                                    UNITED INDUSTRIES CORPORATION


                                    By /s/ DANIEL J. JOHNSTON
                                      ------------------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Senior Vice President & C.F.O.


                               THE AGENTS


                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent


                                    By /s/ PATRICK W. ZETZMAN
                                      ------------------------------------------
                                       Name:  Patrick W. Zetzman
                                       Title: Vice President


                                    BANC OF AMERICA SECURITIES LLC, as Lead
                                    Arranger and Book Manager and a Co-Arranger


                                    By  /s/ BRADFORD D. JONES
                                       -----------------------------------------
                                       Name:  Bradford D. Jones
                                       Title: Managing Director

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                                        4

                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                    as Syndication Agent and a Co-Arranger


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Documentation Agent


                                    By /s/ JOHN LIVINGSTON
                                      ------------------------------------------
                                       Name:  John Livingston
                                       Title: Executive Director


                               THE LENDER PARTIES


                                    BANK OF AMERICA, N.A., as a Lender and the
                                    Initial Issuing Bank


                                    By /s/ DAVID H. STRICKERS
                                      ------------------------------------------
                                       Name:  David H. Strickers
                                       Title: Principal


                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CIBC INC.


                                    By /s/ JOHN LIVINGSTON
                                      ------------------------------------------
                                       Name:  John Livingston
                                       Title: Executive Director

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                                        5

                                    BNP, NEW YORK BRANCH


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    HELLER FINANCIAL, INC.


                                    By /s/ K. CRAIG GALLAHUGH
                                      ------------------------------------------
                                       Name:  K. Craig Gallahugh
                                       Title: Vice President


                                    KEY CORPORATE CAPITAL INC.


                                    By /s/ JANE A. PARKER
                                      ------------------------------------------
                                       Name:  Jane A. Parker
                                       Title: Vice President


                                    ARAB BANKING CORPORATION (B.S.C.)


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

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                                        6

                                    THE BANK OF NOVA SCOTIA


                                    By /s/ F. C. H. ASHBY
                                      ------------------------------------------
                                       Name:  F. C. H. Ashby
                                       Title: Senior Managing Loan Operations


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By /s/ HIDEKAZU KOJIMA
                                      ------------------------------------------
                                       Name:  Hidekazu Kojima
                                       Title: Vice President


                                    CITY NATIONAL BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    COMERICA BANK


                                    By /s/ JEFFREY E. PECK
                                      ------------------------------------------
                                       Name:  Jeffrey E. Peck
                                       Title: Vice President


                                    FIRST BANK


                                    By /s/ BRENDA J. LAUX
                                      ------------------------------------------
                                       Name:  Brenda J. Laux
                                       Title: Senior Vice President

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                                        7

                                    THE FUJI BANK, LIMITED


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    IKB DEUTSCHE INDUSTRIEBANK AG LUXEMBOURG
                                    BRANCH


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    MERCANTILE BANK NATIONAL ASSOCIATION


                                    By /s/ JULI K. WISNIEWSKI
                                      ------------------------------------------
                                       Name:  Juli K. Wisniewski
                                       Title: Vice President


                                    NATIONAL CITY BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    THE PROVIDENT BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

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                                        8

                                    US TRUST


                                    By /s/ P. JEFFREY HUTH
                                      ------------------------------------------
                                       Name:  P. Jeffrey Huth
                                       Title: Vice President


                                    WEBSTER BANK


                                    By /s/ JULIANA B. DALTON
                                      ------------------------------------------
                                       Name:  Juliana B. Dalton
                                       Title: Vice President


                                    FIRSTRUST BANK


                                    By /s/ KENT D. NELSON
                                      ------------------------------------------
                                       Name:  Kent D. Nelson
                                       Title: Vice President and Manager


                                    BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                                    GROUP - NEW YORK BRANCH


                                    By /s/ BARRY W. HENRY
                                      ------------------------------------------
                                       Name:  Barry W. Henry
                                       Title: Vice President
                                              Senior Lending Officer


                                    BAY VIEW FINANCIAL CORPORATION


                                    By /s/ BRYAN READ
                                      ------------------------------------------
                                       Name:  Bryan Read
                                       Title: Vice President

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                                        9

                                    FLOATING RATE PORTFOLIO
                                    By: INVESCO Senior Secured Management,
                                        Inc., as attorney in fact


                                    By /s/ ANNE M. McCARTHY
                                      ------------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory


                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management,
                                        Inc., as Portfolio Advisor


                                    By /s/ ANNE M. McCARTHY
                                      ------------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory


                                    KZH RIVERSIDE LLC


                                    By /s/ PETER CHIN
                                      ------------------------------------------
                                       Name:  Peter Chin
                                       Title: Authorized Agent


                                    PINEHURST TRADING, INC.


                                    By /s/ KELLY C. WALKER
                                      ------------------------------------------
                                       Name:  Kelly C. Walker
                                       Title: Vice President


                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                        Company, Inc., its Managing Member


                                    By /s/ JEFFREY W. HEUER
                                      ------------------------------------------
                                       Name:  Jeffrey W. Heuer
                                       Title: Principal

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                                       10

                                    CYPRESSTREE SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager


                                    By /s/ JEFFREY W. HEUER
                                      ------------------------------------------
                                       Name:  Jeffrey W. Heuer
                                       Title: Principal


                                    NORTH AMERICAN SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager


                                    By /s/ JEFFREY W. HEUER
                                      ------------------------------------------
                                       Name:  Jeffrey W. Heuer
                                       Title: Principal


                                    KZH CYPRESSTREE-1 LLC


                                    By /s/ PETER CHIN
                                      ------------------------------------------
                                       Name:  Peter Chin
                                       Title: Authorized Agent


                                    KZH LANGDALE LLC


                                    By /s/ PETER CHIN
                                      ------------------------------------------
                                       Name:  Peter Chin
                                       Title: Authorized Agent


                                    SRF TRADING, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

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                                       11

                                    STEIN ROE & FARNHAM CLO 1 LTD.
                                    By: Stein Roe & Farnham Incorporated,
                                        as Portfolio Manager


                                    By /s/ BRIAN W. GOOD
                                      ------------------------------------------
                                       Name:  Brian W. Good
                                       Title: Vice President & Portfolio Manager


                                    FIRST UNION NATIONAL BANK


                                    By /s/ ILLEGIBLE
                                      ------------------------------------------
                                       Name:  Illegible
                                       Title: Vice President


                                    FRANKLIN FLOATING RATE TRUST


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research,
                                        as Investment Advisor


                                    By /s/ SCOTT H. PAGE
                                      ------------------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President


                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management,
                                        as Investment Advisor


                                    By /s/ SCOTT H. PAGE
                                      ------------------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President

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                                       12

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                    By: Eaton Vance Management,
                                        as Investment Advisor


                                    By /s/ SCOTT H. PAGE
                                      ------------------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President


                                    NORTHWOODS CAPITAL, LIMITED
                                    By: Angelo, Gordon & Company LP,
                                        as Collateral Manager


                                    By /s/ FRED BERGER
                                      ------------------------------------------
                                       Name:  Fred Berger
                                       Title: Chief Financial Officer


                                    CERES FINANCE LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ATHENA CDO, LIMITED
                                    By: Pacific Investment Management Company,
                                        as its Investment Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                    By /s/ THOMAS M. FINKE
                                      ------------------------------------------
                                       Name:  Thomas M. Finke
                                       Title: Managing Director

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                                       13

                                    BANK LEUMI USA


                                    By /s/ JOUNG HIE HONG
                                      ------------------------------------------
                                       Name:  Joung Hie Hong
                                       Title: Vice President


                                    FIRST DOMINION FUNDING II


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CARLYLE HIGH YIELD PARTNERS II, LTD.


                                    By /s/ LINDA PACE
                                      ------------------------------------------
                                       Name:  Linda Pace
                                       Title: VP


                                    ARES III CLO LTD.
                                    By: Ares CLO Management LLC


                                    By /s/ SETH J. BRUFSKY
                                      ------------------------------------------
                                       Name:  Seth J. Brufsky
                                       Title: Vice President


                                    GALAXY CLO 1999-1, LTD.


                                    By /s/ ILLEGIBLE
                                      ------------------------------------------
                                       Name:  Illegible
                                       Title: Authorized Agent


                                    KZH - SOLEIL-2 LLC


                                    By /s/ PETER CHIN
                                      ------------------------------------------
                                       Name:  Peter Chin
                                       Title: Authorized Agent

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                                       14

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title: